UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS
WILL BE HELD ON JUNE 3, 2010

An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the “Company”), will be held at the Company’s corporate office at 7610 Miramar Road, Suite 6000, San Diego, California 92126 on Thursday June 3, 2010, at 9:00 a.m., Pacific Daylight Savings Time, for the following purposes:

1.	To elect five directors of the Company who shall serve until the 2011 Annual Meeting of Stockholders (and until the election and qualification of their successors).

2.	To approve the adoption of our 2010 Stock Incentive Plan.

3.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2010.

4.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors has fixed the close of business on April 12, 2010 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person.  Regardless of whether you plan to attend the meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States.  The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation.  Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.

By Order of the Board of Directors

James Doss,
Chief Financial Officer
and Corporate Secretary

San Diego, California
April 16, 2010

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

PROXY STATEMENT

General

The enclosed Proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, June 3, 2010, at 9:00 a.m., local time, or at any adjournment or postponement thereof.  The Annual Meeting will be held at the corporate office at 7610 Miramar Road, Suite 6000, San Diego, California 92126.  The Company mailed this Proxy Statement and the accompanying Proxy and Annual Report to all stockholders entitled to vote at the Annual Meeting on or about April 16, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 3, 2010

The Company’s Notice of Annual Meeting, this proxy statement, the proxy card, and our Annual Report for the fiscal year ended October 31, 2009 are available on the Internet at http://www.vfnotice.com/rfindustries/ and on our website at www.rfindustries.com under “Investor Information.”

Voting

Only stockholders of record at the close of business on April 12, 2010, will be entitled to notice of and to vote at the Annual Meeting.  On April 12, 2010, there were 2,850,928 shares of Common Stock outstanding.  The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.

With regard to the election of directors, the five nominees receiving the greatest number of votes cast will be elected provided a quorum is present.  On each other matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote and an affirmative vote of a majority of the shares represented at the Annual Meeting (in person or by proxy) and entitled to vote will be necessary to approve the matter.  Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes.  Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.  If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon.  In the absence of instructions, the shares will be voted “FOR” (i) the nominees of the Board of Directors in the election of the five directors whose terms of office will extend until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, (ii) approval of the adoption of our 2010 Stock Incentive Plan, and (iii) the ratification of the re-appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2010.

Revocability of Proxies

When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto.  Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise.  It may be revoked by filing with the Secretary of the Company’s principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

The Company will bear the entire cost of solicitation of Proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and any additional material furnished to stockholders.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners.  In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners.  The solicitation of Proxies by mail may be supplemented by telephone, telegram, and/or personal solicitation by directors, officers, or employees of the Company.  No additional compensation will be paid for any such services.  Except as described above, the Company does not intend to solicit Proxies other than by mail.

PROPOSAL 1:
NOMINATION AND ELECTION OF DIRECTORS

Each director to be elected will hold office until the next Annual Meeting and until his or her successor is elected and has qualified, or until his or her death, resignation, or removal.  Five directors are to be elected at the Annual Meeting.  All five nominees are currently members of the Board of Directors.  In accordance with our Bylaws, our Board of Directors has fixed the number of directors on our Board at five.

The five candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company.  Each nominees listed below has agreed to serve if elected.  If for any reason any nominee named below is not a candidate when the election occurs, we intend to vote proxies for the election of the other nominees named below and may vote them for any substitute nominee or, in lieu thereof, our Board of Directors may reduce the number of directors in accordance with our Bylaws.  Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the five nominees named below.

Nominees

A majority of the Directors are "independent directors" as defined by the listing standards of The Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent Director nominees are Messrs. Ehret, Fink, Jacobs, and Reynolds.

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, and their ages as of October 31, 2009, the end of the Company’s last fiscal year.

Name	Age	Director Since
John R. Ehret	72	1991
Marvin H. Fink	73	2001
Howard F. Hill	69	1979
Robert Jacobs	58	1997
William L. Reynolds	73	2005

John R. Ehret has been the President of TPL Electronics of Los Angeles, California, since 1982.  He holds a B.S. degree in Industrial Management from the University of Baltimore.  He has been in the electronics industry for over 36 years.

Marvin H. Fink served as the Chief Executive Officer, President and Chairman of the Board of Recom Managed Systems, Inc. from October 2002 to March 2005.  Prior thereto, Mr. Fink was President of Teledyne’s Electronics Group.  Mr. Fink was employed at Teledyne for 40 years.  He holds a B.E.E. degree from the City College of New York, a M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley.  He is a member of the California Bar.

Howard F. Hill, a founder of the Company in 1979, has credits in Manufacturing Engineering, Quality Engineering and Industrial Management.  He has been the President of the Company since July 1993.  He has held various positions in the electronics industry over the past 40 years.

Robert Jacobs has been an Account Executive at Neil Berkman Associates since 1988.  Neil Berkman Associates is the Company’s investor relations firm, and Mr. Jacobs is the Account Executive for the Company.  He holds an MBA from the University of Southern California and has been in the investor relations industry for over 26 years.

William Reynolds was the former VP of Finance and Administration for Teledyne Controls from 1994 until his retirement in 1997.  Prior thereto, for more than 23 years he was the Vice-President of Finance and Administration of Teledyne Microelectronics. Mr. Reynolds also was a program finance administrator of Teledyne Systems Company for five years. He has a B.B.A. degree in Accounting from Woodbury University.

Based on the standards set forth below under “Nominating Directors,” our Board identified and recommended that Messrs. Ehret, Fink, Jacobs, Hill and Reynolds be nominated for re-election to the Board of Directors.  In determining whether each nomination was appropriate and that each is qualified to serve on the Board of Directors, the Board considered the following:

Mr. John Ehret:  Mr. Ehret has over 36 years of experience in the electronics industry, and serving as President of TPL Electronics since 1982.  Mr. Ehret has also served on our Board of Directors for 19 years and has been a member of our Audit Committee since 2004.

Mr. Marvin Fink:  Mr. Fink has significant experience in a variety of areas important to overseeing the management and operations of this Company, including experience as an executive officer, an engineer and a lawyer.  Mr. Fink has been the principal executive officer of a public company as wells as the President of Teledyne’s Electronics Group.  He has degrees in engineering and law and was involved in the electronics industry for over 40 years.

Mr. Robert Jacob:  Having been in the investor relations business for over 26 years, Mr. Jacob provides the Board with experience and insight from the investment communities’ perspective.

Mr. Howard Hill:   Mr. Hill is a founder of the Company and has over 40 years experience in the electronics industry.

Mr. William Reynolds:  Mr. Reynolds has significant accounting and financial management expertise, having served as VP of Finance and Administration for Teledyne Controls, as the Vice-President of Finance and Administration of Teledyne Microelectronics, and as a program finance administrator of Teledyne Systems Company. He also has a degree in accounting, which enables him to serve as the “audit committee financial expert” of the Audit Committee.

Management

Howard F. Hill is the President and Chief Executive Officer of the Company.  He co-founded the Company in 1979.  Mr. Hill has credits in Manufacturing Engineering, Quality Engineering and Industrial Management.  He has been the President of the Company since July 1993.  He has held various positions in the electronics industry over the past 40 years. (see “Nominees,” above)

James Doss, 42 is the Chief Financial Officer and Corporate Secretary. He joined the Company as its Director of Accounting in February 2006 and held the position until February 2007 when he was named Acting Chief Financial Officer and Corporate Secretary. Effective January 24, 2008, Mr. Doss was appointed the Chief Financial Officer. Prior to joining the Company, Mr. Doss was a private consultant to a number of Software and High-Tech companies, providing general accounting and corporate finance support. Previously, he was Director of Finance for San Diego-based HomeRelay Communications, Inc., an Internet Service Provider (ISP). From 1996 to 2000, Doss was Controller for CliniComp, International, a San Diego medical software developer and hardware manufacturer of hospital critical care units. In 1995 Mr. Doss joined Denver-based Merrick & Company as Senior Staff Accountant. Mr. Doss received his B.S. in Finance and Economics from San Diego State University in 1993 and completed graduate and advanced financial management studies, receiving his MBA from San Diego State University in 2005.

Board of Director Meetings

All members of the Board of Directors hold office until the next Annual Meeting of Stockholders or the election and qualification of their successors. Executive officers serve at the discretion of the Board of Directors.

During the fiscal year ended October 31, 2009, the Board of Directors held six meetings at which each director attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he served.

Director Attendance at Annual Meetings

Although the Company does not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of the Company’s stockholders. All of the directors attended the 2009 annual meeting of the Company’s stockholders, and all director nominees are expected to attend the 2010 Annual Meeting.

Board Committees

During fiscal 2009, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee.  Each of these committees is described as follows:

The Audit Committee meets periodically with the Company’s management and independent registered public accounting firm to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The audit committee also hires the independent registered public accounting firm, and receives and considers the accountant’s comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. As of the end of fiscal 2009, the Audit Committee was composed of Mr. Reynolds, Mr. Ehret and Mr. Kester.  Each of these individuals were non-employee directors and independent as defined under the Nasdaq Stock Market’s listing standards.  Each of the members of the Audit Committee has significant knowledge of financial matters, and Mr. Reynolds currently serves as the “audit committee financial expert” of the Audit Committee.   Mr. Kester is not is not up for election at the Annual Meeting and, as a result, he will step down from the Audit Committee at the expiration of his term as a member of our Board of Directors.  The Company believes that the remaining members of the Audit Committee will be able to competently perform the functions required of them as members of the Audit Committee.  Although a replacement for Mr. Kester’s position on the Audit committee has not yet been selected, our Board anticipates that a replacement will be selected at the first meeting of the Directors after the Annual Meeting.  The Audit Committee met four times during fiscal 2009. The Audit Committee operates under a formal charter that governs its duties and conduct.  The Audit Committee’s Charter is on our website at www.rfindustries.com.

The Compensation Committee currently consists of Messrs. Ehret, Fink, and Kester, each of whom is non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. The Compensation Committee is responsible for considering and authorizing remuneration arrangements for senior management. The Compensation Committee held one formal meeting during fiscal 2009, which was attended by all committee members.  Mr. Kester will step down as a member of this committee upon the expiration of his term as a director at the Annual Meeting.  Our Board anticipates that a replacement for Mr. Kester on this committee will be selected at the first meeting of the Directors after the Annual Meeting.

 Nominating Directors

To date, all five of the Company's director nominees (four of whom are independent directors) have participated in identifying qualified director nominees.  As a result, the Board of Directors has not found it necessary to have a separate Nominating Committee.  However, the Board of Directors may form a Nominating Committee for the purpose of nominating future director candidates.  If such a committee is formed, each member of the Nominating Committee will be “independent” as defined in the Nasdaq Stock Market’s listing standards. The functions of the Nominating Committee will be to assist the Board of Directors by identifying individuals qualified to become members, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, and to recommend to the Board of Directors corporate governance guidelines and changes thereto.

Usually, nominees for election to the Board are proposed by members of our existing board.  Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board.  However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation.  In this context, the Board does consider a candidate’s experience, education, industry knowledge, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board.  Whenever our Board evaluates a potential candidate, the Board considers that individual in the context of the composition of the Board as a whole.

We believe that our Board of Directors consists of individuals who possess the integrity, education, work ethic, experience and ability to work with others necessary to oversee our business effectively and to represent the interests of all of this Company’s stockholders.  The standards that our Board considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include the director’s or nominee’s:

•	Industry knowledge and contacts in industries served by the Company;

•	independent judgment;

•	ability to qualify as an “independent” director (as defined under applicable SEC rules and regulations and Nasdaq listing standards);

•	ability to broadly represent the interests of all stockholders and other constituencies;

•	maturity and experience in policy making decisions;

•	time commitments, including service on other boards of directors;

•	business skills, background and relevant expertise that are useful to the Company and its future needs;

•	willingness and ability to serve on committees of the board of directors; and

•	other factors determined to be relevant by the Board.

Stockholder Recommendations of Director Candidates  The Board of Directors will consider Board nominees recommended by stockholders.  In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company.  To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below.  Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee.  It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any).  You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communication with Board Members  Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202.  Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all of the Company's Directors, officers and employees, including its principal executive officer and principal financial officer. Stockholders can obtain a copy of the Code, without charge, by writing to the Company’s Corporate Secretary at RF Industries, Ltd., 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202.  In addition, any waivers of the Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.

Executive Compensation

Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company for each person who served as an executive officer during the fiscal year ended October 31, 2009 (the “Named Executive Officers”). No other executive officer of the Company received salary and bonus, which exceeded $100,000 in the aggregate during the fiscal year, ended October 31, 2009:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)

Howard F. Hill	2009	205,677	65,000	0	9,434	(2)	23,075	303,186
President, Chief Executive Officer, Director	2008	211,730	50,000	0	5,686	(3)	24,366	291,782

James S. Doss	2009	102,402	6,100	0	243,257	(4)	11,021	362,780
Chief Financial Officer	2008	111,458	6,000	0	2,843	(5)	9,914	130,215

(1)           Option awards are valued based on the grant date fair value as calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions.  These amounts do not correspond to the actual value that will be recognized by the named executives from these awards.

(2)           Includes (i) five-year option to purchase 2,000 shares of our common stock granted on January 15, 2009, at an exercise price of $4.05, which such options have fully vested; (ii) five-year option to purchase 4,000 shares of our common stock granted on October 31, 2009, at an exercise price of $4.05, vesting equally over a three-year period following the date of grant.

(3)           Includes (i) five-year option to purchase 4,000 shares of our common stock granted on October 31, 2008, at an exercise price of $4.50, vesting equally over a three-year period following the date of grant.

 (4)          Includes (i) five-year option to purchase 2,000 shares of our common stock granted on January 15, 2009, at an exercise price of $4.05, which such options have fully vested; (ii) ten-year option to purchase 10,000 shares of our common stock granted on June 5, 2009, at an exercise price of $3.95, which such options have fully vested; (iii) five-year option to purchase 2,000 shares of our common stock granted on October 31, 2009, at an exercise price of $4.05, vesting equally over a three-year period following the date of grant; and (iv) ten-year option to purchase 90,000 shares of our common stock granted on October 31, 2009, at an exercise price of $4.05, vesting equally over a ten-year period following the date of grant.  All of these options were granted for services rendered as Chief Financial Officer.

(5)           Includes (i) five-year option to purchase 2,000 shares of our common stock granted on October 31, 2008, at an exercise price of $4.50, vesting equally over a three-year period following the date of grant.

2009 Grants of Plan-Based Awards

In fiscal 2009, we granted stock options to our named executive officers under our 2000 Stock Option Plan as follows:

2009 Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards (# of Shares)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Howard F. Hill
President and Chief Executive Officer	01/15/09	2,000	4.05	2,644
	10/31/09	4,000	4.05	6,789
James Doss
Chief Financial Officer	01/15/09	2,000	4.05	2,644
	06/05/09	10,000	3.95	19,378
	10/31/09	2,000	4.05	3,395
	10/31/09	90,000	4.05	217,840

Holdings of Previously Awarded Equity

Equity awards held as of October 31, 2009 by each of our named executive officers were issued under our 2000 Stock Option Plan, except for options to purchase 239,871 shares that were granted to Mr. Hill in 1994. The following table sets forth outstanding equity awards held by our named executive officers as of October 31, 2009:

OUTSTANDING EQUITY AWARDS AS OF OCTOBER 31, 2009

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date

Howard Hill	239,871				0.10
Howard Hill			2,667	(1)	4.50	10/31/13
Howard Hill			4,000	(2)	4.05	10/31/14
James Doss			1,333	(3)	4.50	10/31/13
James Doss			2,000	(4)	4.05	10/31/14
James Doss			90,000	(5)	4.05	10/31/19

(1)	Vested annually following grant on October 31, 2008.
(2)	Vested annually following grant on October 31, 2009.
(3)	Vested annually following grant on October 31, 2008.
(4)	Vested annually following grant on October 31, 2009.
(5)	Vested annually following grant on October 31, 2009.

Employment Agreement

The Company has no employment or severance agreements with any of its executive officers other than with Mr. Howard Hill, the Company’s President and Chief Executive Officer. Mr. Hill has been the President/Chief Executive Officer of the Company since 1994. On June 20, 2008 the Company entered into a new employment agreement with Mr. Hill. Under the new employment agreement, Mr. Hill agreed to serve as the Company’s President and Chief Executive Officer for up to three one-year periods. The new employment agreement provides for an annual salary of $210,000. Either Mr. Hill or the Company can terminate the employment agreement at each of the first and second anniversaries of the agreement. The employment agreement will expire on June 20, 2011.

Compensation of Directors

The Company compensates its directors with an annual grant of options to purchase 2,000 shares of common stock. The options are typically granted to each of the directors at the Board of Directors meeting held in January of each year.  The Chairman of the Board is granted an option for an additional 4,000 shares.  Accordingly, options to purchase 2,000 shares were granted to each of the directors on January 15, 2009, and Mr. Fink, the Chairman of the Board, was granted options to purchase 4,000 shares.  All of and these options vested upon grant and had an exercise price of $4.05 per share, which price was the closing stock price on January 15, 2009. The directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board meetings and Board committee meetings.

In addition to the foregoing grant of options, all non-employee members of the Board of Directors receive an annual cash payment of $5,000 per director, and the non-employee Chairman of the Board receives an annual payment of $10,000.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(2)(3)	All Other Compensation	Total

John R. Ehret	$4,750	$0	$2,644	$0	$7,394
Marvin H. Fink	$9,500	$0	$5,288	$0	$14,788
Howard F. Hill	$0	$0	$2,644	$0	$2,644
Robert Jacobs	$4,750	$0	$2,644	$0	$7,394
Linde Kester	$4,750	$0	$2,644	$0	$7,394
William L. Reynolds	$4,750	$0	$2,644	$0	$7,394

(1)
This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

(2)
On January 15, 2009 we granted a five-year non-qualified option to purchase 2,000 shares of the Company’s common stock at an exercise price of $4.05 per share to each of our directors, with the exception of Marvin Fink, for their services as directors for the one-year period commencing January 15, 2009.

(3)
On January 15, 2009 we granted a five-year non-qualified option to purchase 4,000 shares of the Company’s common stock at an exercise price of $4.05 per share to Marvin Fink, for his services as Chairman of the Board for the one-year period commencing January 15, 2009.

Certain Transactions

On April 1, 1997, the Company loaned to Howard Hill, its President and Chief Executive Officer, $70,000 pursuant to a Promissory Note which provides for interest at the rate of 6% per annum and which has no specific due date for principal. The principal balance still outstanding on the loan is $66,980. Mr. Hill pays interest on the loan annually. The loan is evidenced by a promissory note that is secured by a lien on certain of Mr. Hill’s personal property.

Mr. Jacobs, a director of the Company, is an employee of the Company’s public relations firm. For the fiscal years ended October 31, 2009 and 2008, the Company paid the firm $52,668 and $52,781, respectively, for services rendered.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 12, 2010 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our executive officers named in the Summary Compensation Table and our directors and (c) by all executive officers and directors of this company as a group.  As of April 12, 2010, there were 2,850,928 shares of our common stock issued and outstanding.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them, subject to any applicable community property laws.

Name and Address of Beneficial Owner	Number of Shares (1) Beneficially Owned		Percentage Beneficially Owned

Howard H. Hill 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	260,704	(2)	8.4%

James Doss 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	45,583	(3)	1.6%

John R. Ehret 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	25,000	(4)	1.0%

Robert Jacobs 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	14,000	(5)	0.5%

Marvin H. Fink 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	42,165	(6)	1.5%

Linde Kester 7610 Miramar Rd., Ste. 6000 San Diego, CA 92126-4202	99,472	(7)	3.4%

William Reynolds 7610 Miramar Rd., Ste. 6000 San Diego, CA 92126-4202	28,300	(8)	1.0%

All Directors and Officers as a Group (7 Persons)	516,224	(9)	17.2%

Hytek International, Ltd P.O. Box 10927 APO George Town Cayman Islands	450,930	(10)	15.8%

Morgan Stanley 1585 Broadway New York, NY 10036	156,500	(11)	5.5%

(1)
Shares of Common Stock, which were not outstanding but which could be acquired upon exercise of an option within 60 days from the date of this filing, are considered outstanding for the purpose of computing the percentage of outstanding shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

(2)	Includes 257,204 shares that Mr. Hill has the right to acquire upon exercise of options exercisable within 60 days plus 3,500 shares purchased on the open market	.
(3)	Includes 45,583 shares that Mr. Doss has the right to acquire upon exercise of options exercisable within 60 days.
(4)	Includes 18,000 shares that Mr. Ehret has the right to acquire upon exercise of options exercisable within 60 days plus 10,000 shares purchased on the open market.
(5)	Consists of 14,000 shares, which Mr. Jacobs have the right to acquire upon exercise of options exercisable within 60 days.
(6)	Includes 37,165 shares that Mr. Fink has the right to acquire upon exercise of options exercisable within 60 plus 5,000 shares purchased on the open market.
(7)	Includes 38,170 shares that Mr. Kester has the right to acquire upon exercise of options exercisable within 60 days plus 61,302 shares purchased on the open market.
(8)	Consists of 24,000 shares, which Mr. Reynolds has the right to acquire upon exercise of options exercisable within 60 days plus 4,300 shares purchased on the open market.
(9)	Includes 434,122 shares, which the directors and officers have the right to acquire upon exercise of options exercisable within 60 days plus 84,102 shares purchased on the open market.

(10)	Represents shares owned by Hytek International, Ltd is a Cayman Islands holding company which is deemed to possess sole voting and dispositive power over securities held.
(11)
Information is based on a report on Schedule 13G filed on February 12, 2010.  Represents shares held by Morgan Stanley, which is deemed to possess sole voting and dispositive power over securities held.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2009 with respect to the shares of Company common stock that may be issued under the Company’s existing equity compensation plans.  The following table does not include any information about the RF Industries, Ltd. 2010 Stock Incentive Plan that was adopted by the Board of Directors and that is subject to stockholder approval at the Annual Meeting (see, Proposal 2, below).  No options have been granted under the 2010 Stock Incentive Plan as of the date of this Proxy Statement.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)

Equity Compensation Plans Approved by Stockholders (1)	742,435	$5.23	364,604

Equity Compensation Plans Not Approved by Stockholders (2)	500,871	$1.53	0

Total	1,243,306	$3.74	364,604

(1)
Consists of options granted under the R.F. Industries, Ltd. (i) 2000 Stock Option Plan, (ii) the 1990 Incentive Stock Option Plan, and (iii) the 1990 Non-qualified Stock Option Plan. The 1990 Incentive Stock Option Plan and Non-qualified Stock Option Plan have expired, and no additional options can be granted under these plans. Accordingly, all 364,604 shares remaining available for issuance represent shares under the 2000 Stock Option Plan.

(2)	Consists of options granted to six officers and/or key employees of the Company under employment agreements entered into by the Company with each of these officers and employees.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).  Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of reporting forms received by the Company, the Company believes that the following Forms 4 were filed later than is required under Section 16(a) of the Securities Exchange Act of 1934:

•	All of the directors and both executive officers filed the required Form 4 late with respect to the options granted to them on January 16, 2009;
•	Mr. Doss filed a Form 4 late with respect to options that were granted to him on June 5, 2009;
•	Each of Messrs. Hill and Doss filed his respective Form 4 late with respect to options that were granted to each on October 31, 2009; and
•	Mr. Ehret filed his Form 4 late with respect to shares of our common sold by him on March 27, 2009, and March 30, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE FOREGOING DIRECTORS.

PROPOSAL 2

APPROVAL OF ADOPTION OF 2010 STOCK INCENTIVE PLAN

On March 9, 2010, our Board of Directors adopted the RF Industries, Ltd. 2010 Stock Incentive Plan (the “2010 Plan”).  Stockholder approval is required for this proposal under The NASDAQ Capital Market listing standards.  If our stockholders approve this proposal, we may make awards under the 2010 Plan as described below.  If stockholders do not approval this proposal, we will not implement the 2010 Plan, and the currently outstanding award under the 2010 Plan will terminate and be of no further force or effect.

The Board adopted the 2010 Plan because our prior stock option plan, the Company's 2000 Stock Option Plan (the "2000 Plan") that was adopted in May 2000, will expire on May 5, 2010.  Upon the expiration of the 2000 Plan, this Company will no longer be able to grant any stock options to its employees, officers and directors.  The 2000 Plan authorized the Company to grant options to purchase a total of 1,320,000 shares.  As of April 12, 2010, options for 971,396 shares had been granted under the 2000 Plan and 348,604 shares remained available for future grants.  Management of the Company believes that granting options is an important incentive tool for the Company’s employees.  The Company normally grants options to almost all of its employees (normally between 70 and 90 persons) at the end of each fiscal year.  The inability of the Company to continue to grant options to its employees may negatively affect the Company’s relations with its employees.

A summary of the 2010 Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is set forth as Appendix A to this Proxy Statement.

General

The 2010 Plan provides for awards of incentive stock options, nonstatutory stock options, stock bonuses, rights to acquire restricted stock, and stock appreciation rights.  Incentive stock options granted under the 2010 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code.  Nonstatutory stock options granted under the 2010 Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Information” for a discussion of the principal federal income tax consequences of awards under the 2010 Plan.

Purpose

Our Board of Directors adopted the 2010 Plan to provide a means by which employees, directors and consultants of the Company and our affiliates may be given an opportunity to benefit from increases in value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our own interests by offering them opportunities to acquire common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.  All of our approximately 102 current employees, directors and consultants are eligible to participate in the 2010 Plan.

Administration

Unless it delegates administration to a committee as described below, our Board will administer the 2010 Plan.  Subject to the provisions of the 2010 Plan, the Board has the power to construe and interpret the 2010 Plan and to determine the persons to whom and the dates on which awards will be granted, what types or combinations of types of awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price or purchase price of each award, the types of consideration permitted to exercise or purchase each award and other terms of the awards.

The Board has the power to delegate administration of the 2010 Plan to a committee composed of one or more directors.  In the discretion of the Board, a committee may consist solely of two or more “Outside Directors” or two or more “Non-Employee Directors” (as such terms are defined in the 2010 Plan).  Within the scope of such authority, the Board or the committee may (1) delegate to a committee of one or more directors who are not Outside Directors the authority to grant awards to eligible persons who are either (a) not then “Covered Employees” (as such term is defined in the 2010 Plan) and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (2) delegate to a committee of one or more directors who are not Non-Employee Directors the authority to grant awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934.

Our Board may, from time to time, delegate the administration of the 2010 Plan and the grant of incentive stock options to non-executives to committees established by the Board.  As used in this section with respect to the 2010 Plan, references to the “Board” include any such committee to which the Board may delegate administration of the 2010 Plan.

Stock Subject to the 2010 Plan

Subject to the provisions of subsection 11(a) of the 2010 Plan relating to adjustments upon changes in common stock, an aggregate of 500,000 shares of common stock will be set aside and reserved for issuance under the 2010 Plan.

If awards granted under the 2010 Plan expire or otherwise terminate without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the 2010 Plan.  If shares of common stock issued pursuant to awards under the 2010 Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2010 Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an option, or the issuance of shares under a stock bonus award or restricted stock award, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then the number of shares that are not delivered will not again be available for issuance under the 2010 Plan.  In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2010 Plan.

Eligibility

Incentive stock options may be granted under the 2010 Plan only to employees of the Company and its affiliates.  Employees, directors and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the 2010 Plan.

No incentive stock option may be granted under the 2010 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.  In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by any option holder during any calendar year (under the 2010 Plan and any other such plans of the Company and its affiliates) may not exceed $100,000.

No employee may be granted options under the 2010 Plan exercisable for more than 100,000 shares of common stock during any twelve-month period, which we refer to as the Section 162(m) limitation.

Terms of Options

Options may be granted under the 2010 Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2010 Plan.  Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than the fair market value of the common stock on the date of grant.

The exercise price of options granted under the 2010 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other the Company common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board, or (v) in any other form of legal consideration acceptable to the Board.

Vesting

Options granted under the 2010 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Our Board has the power to accelerate the time as of which an option may vest or be exercised.

Tax Withholding

To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned the Company common stock or by a combination of these means.

Term

The maximum term of options under the 2010 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years. Options awarded under the 2010 Plan generally will terminate three months after termination of the participant’s service unless: (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated or within the period (if any) specified in the stock option agreement after termination of such service for a reason other than death, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months following the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option, by its terms, specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer

The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement.

Terms of Stock Bonus Awards and Restricted Stock Awards

Stock bonus awards may be granted under the 2010 Plan pursuant to stock bonus agreements. Restricted stock awards may be granted under the 2010 Plan pursuant to restricted stock purchase agreements.

Payment

Our Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than the par value, if any, of the common stock on the date such award is made or at the time the purchase is consummated. Our Board may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 2010 Plan must be paid either in cash at the time of purchase or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board; provided, however, that payment of the par value of the restricted stock may not be made by deferred payment.

Vesting

Shares of stock awarded under the stock bonus agreement may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board.  Unless the stock bonus agreement provides otherwise, all shares subject to the agreement will become fully vested upon the occurrence of a “Corporate Transaction” (as such term is defined in the 2010 Plan) pursuant to subsection 11(c) of the 2010 Plan.  Shares of stock acquired under the restricted stock purchase agreement may, but need not, be subject to forfeiture to the Company or be subject to other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board.  Unless the stock purchase agreement otherwise provides, all restricted shares subject to the agreement will become fully vested upon the occurrence of a Corporate Transaction pursuant to subsection 11(c) of the 2010 Plan.

The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 2010 Plan.

Termination of Service

Upon termination of a participant’s service, the Company may reacquire any shares of stock that have not vested as of such termination under the terms of the stock bonus agreement.  The Company will not exercise its repurchase option until at least six months (or such longer or shorter period of time required to avoid a change to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus unless otherwise specifically provided in the stock bonus agreement.

Upon termination of a participant’s service, any or all of the shares of common stock held by the participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement will be forfeited to the Company in accordance with the restricted stock purchase agreement.

Restrictions on Transfer

Rights under a stock bonus agreement or restricted stock purchase agreement may not be transferred except where such transfer is expressly authorized by the terms of the applicable stock bonus agreement or restricted stock purchase agreement.

Adjustment Provisions

If any change is made to the outstanding shares of common stock without the Company’s receipt of consideration (whether through merger, consolidation, reorganization, stock dividend or stock split, or other specified change in the capital structure of the Company), appropriate adjustments will be made in the class and maximum number of shares of common stock subject to the 2010 Plan and outstanding awards. In that event, the 2010 Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the 2010 Plan and the Section 162(m) limitation, and outstanding awards will be adjusted in the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events

In the event of (i) a sale, lease or other disposition of all or substantially all of the Company’s capital stock or assets, (ii) a merger or consolidation of the Company in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may assume awards outstanding under the 2010 Plan or may substitute similar awards.  Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

The 2010 Plan provides that, in the event of a dissolution or liquidation of the Company, all outstanding awards under the 2010 Plan will terminate prior to such event and shares of bonus stock and restricted stock subject to the Company’s repurchase option or to forfeiture may be repurchased by the Company or forfeited, notwithstanding whether the holder of such stock is still providing services to the Company.

Duration, Amendment and Termination

The Board may suspend or terminate the 2010 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2010 Plan will terminate on March 8, 2020.

The Board may also amend the 2010 Plan at any time, and from time to time.  However, except as provided in Section 11 of the 2010 Plan relating to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Securities Exchange Act of 1934 or any securities exchange listing requirements.  Our Board may submit any other amendment to the 2010 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain executive officers.

Federal Income Tax Information

The following is a summary of the principal United States federal income tax consequences to the participant and us with respect to participation in the 2010 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options.  There will be no federal income tax consequences to either us or the participant upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.  Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 2010 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the participant will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the participant elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the participant generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the participant’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a participant makes a Section 83(b) election, the participant will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Bonus Awards.  Upon receipt of a stock bonus award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares.  We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a stock bonus award are unvested and subject to reacquisition or repurchase by the Company in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company’s reacquisition or repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the reacquisition or repurchase right lapses over the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of the fair market value of the shares on the date of issuance, over the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition or repurchase right lapses.

Upon disposition of the stock acquired upon the receipt of a stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights.  A participant receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction to us for federal income tax purposes.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to a Covered Employee in a taxable year to the extent that compensation to such Covered Employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a Covered Employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising Outside Directors and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant.  The 2010 Plan is designed to comply with this exception from the deduction limitation under Section 162(m).

Awards to purchase restricted stock and stock bonus awards under the 2010 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2010 STOCK INCENTIVE PLAN.

PROPOSAL 3:
SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected J.H. Cohn LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2010. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of J.H. Cohn LLP.

Audit Fees

The following is a summary of the fees billed to the Company by J.H. Cohn LLP for professional services for rendered for the fiscal years ended October 31, 2009 and 2008:

Fee Category	Fiscal 2009 Fees	Fiscal 2008 Fees
Audit Fees	$146,000	$173,500

Audit-Related Fees	$0	$21,100

Total Fees	$146,000	$194,000

Audit Fees.  Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by J.H. Cohn LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements and are not reported under “Audit Fees.”  These services include professional services requested by the Company in connection with its preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by J.H. Cohn LLP and the fees billed therefore in fiscal 2009 and 2008 were compatible with maintaining J.H. Cohn LLP’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF JH COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The Company’s management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls.  The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2009.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with the management. The Audit Committee has discussed with J.H. Cohn LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.  The Audit Committee has also received written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from the Company and its related entities, and has discussed with J. H. Cohn LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2000.

The Audit Committee has retained J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2009.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

AUDIT COMMITTEE

John Ehret
Linde Kester
William Reynolds

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to submit proposals at the 2011 Annual Meeting must submit such proposals to the Company no later than December 15, 2010 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to Corporate Secretary, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.

FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended October 31, 2009, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto.  Such report was filed with the Securities and Exchange Commission on January 29, 2009.  Requests for copies of such report should be directed to the Chief Financial Officer, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.   The Form 10-K may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

ANNUAL REPORT

The Company’s 2009 Annual Report, which includes audited financial statements for the Company’s fiscal year ended October 31, 2009, is being mailed with along with this Proxy Statement.  For your additional convenience, the Company is posting a copy of this Proxy Statement and the Annual Report for the fiscal year ended October 31, 2009 on our website at www.rfindustries.com, under “Investor Information”, and at http://www.vfnotice.com/rfindustries/.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting of any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.

James Doss
Chief Financial Officer and Corporate Secretary

San Diego, California
April 16, 2010

APPENDIX A

RF INDUSTRIES, LTD.

2010 STOCK INCENTIVE PLAN

1.	PURPOSE.

(a) The purpose of the Plan is to provide to eligible recipients an opportunity to benefit from increases in value of the Common Stock through Stock Awards.

(b) The Company, by means of the Plan, seeks to attract and retain the services of persons eligible to receive Stock Awards, to bind the interests of eligible recipients more closely to the Company’s own interests by offering them opportunities to acquire Common Stock and/or cash and to afford eligible recipients stock-based compensation opportunities that are competitive with those afforded by similar businesses.

(c) The persons eligible to receive Stock Awards are the Directors, Employees and Consultants of the Company and of its Affiliates.

2.	DEFINITIONS.

(a) “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(e) “Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

(f) “Company” means RF Industries, Ltd., a Nevada corporation.

(g) “Consultant” means any individual engaged by the Company or by an Affiliate to render consulting or advisory services, and who is compensated for such services, or who is a member of the Board of Directors of an Affiliate.  For clarity, the term “Consultant” shall not include a Director who is not compensated by the Company other than by way of fees and other compensation for his or her service as a Director.

(h) “Corporate Transaction” means (i) a sale, lease or other disposition of all or substantially all of the capital stock or assets of the Company, (ii) a merger or consolidation of the Company in which the Company is not the surviving entity, or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

(i) “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j) “Director” means a member of the Board of Directors of the Company.

(k) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l) “Employee” means any “employee” of the Company or of an Affiliate within the meaning of the Code.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, including the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) on the day of determination, or such other source as the Board deems reliable; or

(ii) In the absence of such listing of the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(o) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Non-Employee Director” means a Director who is considered a “non-employee director” within the meaning of Rule 16b-3.

(q) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r) “Officer” means a person who is an “officer” of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(t) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v) “Outside Director” means a Director who is considered an “outside director” within the meaning of Section 162(m) of the Code.

(w) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(x) “Plan” means this RF Industries, Ltd. 2010 Stock Incentive Plan as originally adopted by the Board on March 9, 2010, and as it may be amended from time to time.

(y) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus, a right to acquire restricted stock and a stock appreciation right.

(bb) “Service” means a Participant’s service with the Company or with an Affiliate, whether as a Director, Employee or Consultant.  For purposes of the Plan, a Participant’s Service shall not be deemed to have terminated solely because of a change in the capacity in which the Participant renders services to the Company or an Affiliate or a change in the entity for which the Participant renders such Service.  By way of example, a change in status from an Employee of the Company to a Consultant or a Director, by itself, will not constitute a termination of Service.  The Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether a Participant’s Service shall be considered interrupted in the case of the Participant’s leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(cc) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate.

3.	ADMINISTRATION.

(a) Administration by Board.  The Board shall administer the Plan unless and to the extent the Board delegates administration to a Committee as provided in subsection 3(c).

(b) Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time who, among the persons eligible under the Plan, shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the number of shares of Common Stock with respect to which a Stock Award shall be granted; and the other terms and provisions of each Stock Award granted (which need not be identical).

(ii) To reprice any outstanding Stock Awards under the Plan, cancel and re-grant any outstanding Stock Awards under the Plan and effect any other action that is treated as a repricing for financial accounting purposes.

(iii) To construe and interpret the Plan and all Stock Awards, and to establish, amend and revoke rules and regulations for the Plan’s administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan or a Stock Award as provided in Section 12.

(v) To terminate or suspend the Plan as provided in Section 13.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

(c) Delegation to Committee.

(i) General.  The Board may delegate administration of the Plan to a Committee of one or more Directors, and the term “Committee” shall apply to any Director or Directors to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, all of the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and restore to the Board the administration of the Plan.

(ii) Committee Composition.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors or two or more Non-Employee Directors.  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more Directors who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (2) delegate to a committee of one or more Directors who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.  Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 500,000 shares of Common Stock.  Subject to subsection 4(b), the number of shares available for issuance under the Plan shall be reduced by (i) one share for each share of Common Stock issued pursuant to a Stock Award granted under Section 6 or Section 7 and (ii) one share for each Common Stock equivalent subject to a stock appreciation right granted under subsection 7(c).

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available For Subsequent Issuance.  If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised or paid in full or (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan.

(ii) Shares Not Available For Subsequent Issuance.  If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., a “net exercise”), the number of shares that are not delivered to the Participant shall no longer be available for issuance under the Plan.  If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option or a SAR, or the issuance of shares under a stock bonus award or restricted stock award, the number of shares that are not delivered to the Participant shall no longer be available for subsequent issuance under the Plan.

(c) Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or treasury shares.

5.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c) Section 162(m) Limitation.  Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than 100,000 shares of Common Stock during any twelve-month period.

(d) Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.	OPTION PROVISIONS.

(a) General.  Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be designated as Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through inclusion or incorporation by reference in the Option or otherwise) the substance of each of the following provisions:

(i) Term.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten years from the date it was granted.

(ii) Exercise Price of an Incentive Stock Option.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iv) Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock; (2) according to a deferred payment or other similar arrangement with the Optionholder; (3) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; (4) by means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board; or (5) in any other form of legal consideration that may be acceptable to the Board.  Payment of the Common Stock’s par value, if any, shall not be made by deferred payment.  In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(v) Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(vi) Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(vii) Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(a)(vii) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(viii) Termination of Service.  In the event an Optionholder’s Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder’s Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(ix) Extension of Termination Date.  An Optionholder’s Option Agreement may provide that, if the exercise of the Option following the termination of the Optionholder’s Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three months after the termination of the Optionholder’s Service during which the exercise of the Option would not be in violation of such registration requirements.

(x) Disability of Optionholder.  In the event that an Optionholder’s Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(xi) Death of Optionholder.  In the event (i) an Optionholder’s Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(a)(v) or 6(a)(vi), but only within the period ending on the earlier of (1) the date twelve months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Bonus Awards.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to or for the benefit of the Company or an Affiliate.

(ii) Vesting Generally.  Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.  Notwithstanding the foregoing, unless the stock bonus agreement otherwise provides, all shares subject to the agreement shall become fully vested upon the occurrence of a Corporate Transaction.

(iii) Termination of Service.  In the event a Participant’s Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement. The Company will not exercise its repurchase option until at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus unless otherwise specifically provided in the stock bonus agreement.

(iv) Transferability.  Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b) Restricted Stock Awards.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through inclusion or incorporation by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price.  The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.  The purchase price shall not be less than the par value, if any, of the Common Stock on the date such award is made or at the time the purchase is consummated.

(ii) Consideration.  The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that payment of the Common Stock’s par value, if any, shall not be made by deferred payment.

(iii) Vesting Generally.  Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to forfeiture to the Company or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Service.  In the event a Participant’s Service terminates, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement shall be forfeited to the Company in accordance with the restricted stock purchase agreement.

(v) Transferability.  Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(c) Stock Appreciation Rights.  Each stock appreciation right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock appreciation right agreements may be changed from time to time, and the terms and conditions of separate stock appreciation right agreements need not be identical; provided, however, that each stock appreciation right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Strike Price and Calculation of Appreciation.  Each stock appreciation right will be denominated in shares of Common Stock equivalents.  The appreciation distribution payable on the exercise of a stock appreciation right will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of the exercise of the stock appreciation right of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right and with respect to which the Participant is exercising the stock appreciation right on such date over (ii) an amount (the “strike price”) that will be determined by the Board at the time of grant of the stock appreciation right; provided, however, that the strike price of a stock appreciation right granted to a Director or Employee shall be not less than the Fair Market Value of the Common Stock equivalents subject to the stock appreciation right on the date the stock appreciation right is granted.

(ii) Vesting.  At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to vesting of such stock appreciation right as it, in its sole discretion, deems appropriate.

(iii) Exercise.  To exercise any outstanding stock appreciation right, the Participant must provide written notice to exercise to the Company in compliance with the provisions of the stock appreciation right agreement evidencing such stock appreciation right.

(iv) Payment.  The appreciation distribution in respect to a stock appreciation right may be paid in shares of Common Stock, in cash, in any combination of shares of Common Stock and cash, or in any other form of consideration, as determined by the Board and contained in the stock appreciation right agreement evidencing such stock appreciation right.

(v) Termination of Service.  In the event that a Participant’s Service terminates, the Participant may exercise his or her stock appreciation right (to the extent that the Participant was entitled to exercise such stock appreciation right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Service (or such longer or shorter period specified in the stock appreciation right agreement), or (ii) the expiration of the term of the stock appreciation right as set forth in the stock appreciation right agreement.  If, after termination, the Participant does not exercise his or her stock appreciation right within the time specified herein or in the stock appreciation right agreement (as applicable), the stock appreciation right shall terminate.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights.  No Participant shall be deemed to have dividend rights or other rights as a stockholder with respect to any shares of Common Stock subject to an Option or stock appreciation right unless and until such Participant has properly exercised the Option or stock appreciation right.  A Participant will have all of the rights of a stockholder as to any stock bonuses and shares of Common Stock acquired under a restricted stock purchase agreement as of the date of such Stock Awards, whether or not then vested, except as otherwise provided in the Stock Award Agreement, and unless and until the stock bonus or restricted stock is forfeited to the Company in accordance with applicable vesting requirements, if any.

(c) No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant hereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option Dollar Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a Fair Market Value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock of the Company.

11.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class and number of shares and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  For clarity, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(b) Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards shall terminate immediately prior to such event, and shares of bonus stock and restricted stock subject to the Company’s repurchase option or to forfeiture under subsections 7(a)(iii) and 7(b)(iii) may be repurchased by the Company or forfeited notwithstanding the fact that the holder of such stock is still in Service.

(c) Corporate Transaction.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.  Unless the Stock Award Agreement otherwise provides, in the event any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan, then the Stock Awards shall terminate if not exercised at or prior to such event.

12.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

(b) Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents thereto in writing.

(e) Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless the Participant consents thereto in writing.

13.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term.  Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon approval of the stockholders of the Company, provided that such approval is received before the expiration of one year from the date the Plan is approved by the Board of Directors, and provided further that the Board of Directors may grant Options (but not award bonus stock, restricted stock, or stock appreciation rights) pursuant to the Plan prior to stockholder approval if the exercise of such Options by its terms is contingent upon stockholder approval of the Plan as provided above.

15.	CHOICE OF LAW.

The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to the choice of law rules.

PROXY

RF INDUSTRIES, LTD.
a Nevada Corporation
ANNUAL MEETING OF STOCKHOLDERS
June 3, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Howard F. Hill and Marvin Fink, or either of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of RF Industries, Ltd., held of record by the undersigned on April 12, 2010 at the Annual Meeting of Stockholders to be held at 7610 Miramar Road, Suite 6000, San Diego, California 92126 on Thursday, June 3, 2010, at 9 a.m. Pacific Daylight Savings Time, or any adjournments or postponement thereof with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3.

(Continued and to be marked, dated and signed on the other side.
Return the Proxy promptly using the enclosed envelope.)

PROXY
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this ☒

1.  ELECTION OF DIRECTORS:
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)
NOMINEES:  John R. Ehret, Marvin Fink, Howard F. Hill, Robert Jacobs, and William L. Reynolds

FOR ALL	WITHHOLD AUTHORITY
NOMINEES	FOR ALL NOMINEES
☐	☐

2.  ADOPTION OF 2010 STOCK INCENTIVE PLAN

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.  PROPOSAL TO RATIFY APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting

Signature	Signature if Held Jointly	Date
NOTE:  Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.